Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS
The following table summarizes the financial instruments measured at fair value on a recurring basis classified in the fair value hierarchy (Level 1, 2 or 3) based on the inputs used for valuation in the accompanying consolidated balance sheets:

	As of December 31, 2012				As of December 31, 2011
Assets (liabilities) in millions	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Available-for-sale investments	$—	$13.4	$—	$13.4	$—	$16.2	$—	$16.2
Suntech warrant	—	—	0.2	0.2	—	—	0.4	0.4
Interest rate swaps and option thereon	—	(5.0)	—	(5.0)	—	(5.6)	—	(5.6)
Currency forward contracts	(6.6)	—	—	(6.6)	1.2	—	—	1.2
Contingent consideration related to acquisitions	—	—	(24.9)	(24.9)	—	—	(90.8)	(90.8)
Total	$(6.6)	$8.4	$(24.7)	$(22.9)	$1.2	$10.6	$(90.4)	$(78.6)

We acquired less than 10% of the common stock of Gintech at the same time as the execution of a long-term supply agreement with that customer. This investment is accounted for at fair value and is classified as a long-term available-for-sale investment.

The Suntech warrant consists of a fully vested, non-forfeitable warrant to purchase common shares of Suntech, a customer, which was received at the time that MEMC signed a long-term supply agreement with Suntech. We use a lattice model to determine the fair value of the Suntech warrant. Determining the appropriate fair value model and calculating the fair value of the warrant requires the making of estimates and assumptions, including Suntech’s stock price volatility, interest rates, expected dividends and the marketability of this investment. The Suntech warrant is considered a derivative and, accordingly, changes in the value of the Suntech warrant are recorded in non-operating expense (income). The notional amount of the warrant was $205.8 million as of December 31, 2012 and 2011.
Our interest rate swaps are considered over the counter derivatives, and fair value is calculated using a present value model with contractual terms for maturities, amortization and interest rates. Level 2, or market observable inputs, such as yield and credit curves are used within the present value models in order to determine fair value.
The fair value of our currency forward contracts is measured by the amount that would have been paid to liquidate and repurchase all open contracts and was a liability of $6.6 million at December 31, 2012, an asset of $1.2 million at December 31, 2011. See Note 5 for additional discussion.
We have estimated the fair value of the contingent consideration outstanding as of December 31, 2012 related to acquisitions at $24.9 million, which reflects a discount at a credit adjusted interest rate for the period of the contingency. That measure is based on significant inputs that are not observable in the market, which U.S. GAAP refers to as Level 3 inputs. Key assumptions include (i) a discount rate and (ii) a probability adjustment related to the entities' ability to meet operational metrics. See Note 19 for additional discussion.
There were no transfers into or out of Level 1 and Level 2 financial instruments during the year ended December 31, 2012. During the year ended December 31, 2011, there was a transfer into Level 1 of $80.2 million for the SunEdison contingent consideration as of December 31, 2010, because the fair value of the stock issued was based on the closing price of our stock, which is actively traded and considered a Level 1 input. No other transfers into or out of Level 1 and Level 2 financial instruments occurred during the year ended December 31, 2010. The following table summarizes changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
In millions	Suntech Warrant	Contingent Consideration Related to Acquisitions	Other Derivatives	Total
Balance at December 31, 2010	$5.2	$(26.2)	$1.6	$(19.4)
Total unrealized (losses) gains included in earnings	(4.8)	23.2	(1.6)	16.8
Acquisitions	—	(87.8)	—	(87.8)
Balance at December 31, 2011	$0.4	$(90.8)	$—	$(90.4)
Total unrealized gains (losses) included in earnings	$(0.2)	$(15.0)	$—	$(15.2)
Payment of contingent consideration	—	80.9	—	80.9
Balance at December 31, 2012	$0.2	$(24.9)	$—	$(24.7)
The amount of total (losses) gains in 2011 included in earnings attributable to the change in unrealized losses relating to assets and liabilities still held at December 31, 2011	$(4.8)	$23.2	$(1.6)	$16.8
The amount of total losses in 2012 included in earnings attributable to the change in unrealized (losses) gains relating to assets and liabilities still held at December 31, 2012	$(0.2)	$(15.0)	$—	$(15.2)
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(1)
Amounts included in earnings are recorded to non-operating expense (income) in the consolidated statement of operations, except for the amounts for contingent consideration related to acquisitions, for which changes to the fair value were recorded to marketing and administration in the consolidated statement of operations for fair market value adjustments and to interest expense for accretion.

The carrying amount of our outstanding short-term debt, long-term debt and leaseback obligations at December 31, 2012 and 2011 was $2,368.3 million and $1,926.8 million, respectively. The estimated fair value of those obligations was $1,736.2 million and $1,333.6 million at December 31, 2012 and 2011, respectively. Fair value of our debt, excluding our 2019 Notes, is calculated using a discounted cash flow model with consideration for our non-performance risk (Level 3 assumptions). The estimated fair value of our 2019 Notes was based upon a broker quotation. The estimated fair value of our solar energy system debt related to sale-leasebacks is significantly lower than the carrying value of such debt because the fair value estimate is based on the fair value of our fixed lease payments over the term of the leases (Level 3 assumptions). Under real estate accounting, this debt is recorded as a financing obligation, and substantially all of our lease payments are recorded as interest expense with little to no reduction in our debt balance over the term of the lease. As a result, our outstanding sale-leaseback debt obligations will generally result in a one-time gain recognition at the end of the leases for the full amount of the debt. The timing difference between expense and gain recognition will result in increased expense during the term of the leases with a significant book gain at the end of the lease.